EXHIBIT 10.2

GUARANTY
GUARANTY, dated as of September 20, 2021 (as amended, restated, supplemented, or otherwise modified from time to time, this “Guaranty”), made by Angel Oak Mortgage, Inc., a Maryland corporation (the “Guarantor”), in favor of BARCLAYS BANK PLC (the “Buyer”).
RECITALS
WHEREAS, pursuant to the Master Repurchase Agreement, dated as of September 20, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”), between Peachtree Mortgage SPV, LLC (the “Seller”) and the Buyer, the Buyer has agreed from time to time to enter into transactions with Seller upon the terms and subject to the conditions set forth therein; and
WHEREAS, it is a condition precedent to the obligation of the Buyer to enter into Transactions with the Seller under the Repurchase Agreement that the Guarantor shall have executed and delivered this Guaranty to the Buyer.
NOW, THEREFORE, in consideration of the premises and to induce the Buyer to enter into the Repurchase Agreement and engage in Transactions with the Seller, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantor hereby agrees to guarantee the Seller’s obligations under the Repurchase Agreement, as may be amended from time to time.
1.Defined Terms.
(a)Unless otherwise defined herein, capitalized terms defined in the Repurchase Agreement and used herein shall have the meanings given to them in the Repurchase Agreement.
(b)For purposes of this Guaranty, “Obligations” shall mean the “Obligations” as defined in the Repurchase Agreement.
(c)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty and section and paragraph references are to sections and paragraphs of this Guaranty unless otherwise specified.
(d)The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
2.Guarantee.
(a)     Guarantor hereby, unconditionally and irrevocably, guarantees to the Buyer and its successors, indorsees, transferees and assigns, the prompt and complete payment by the Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

(b)Guarantor further agrees to pay any and all reasonable and documented out-of-pocket expenses (including, without limitation, all reasonable fees and disbursements of external counsel) which may be paid or incurred by the Buyer in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guaranty following the occurrence and during the continuance of an Event of Default. This Guaranty shall remain in full force and effect until the later of (i) the termination of the Repurchase Agreement or (ii) the Obligations are paid in full, notwithstanding that from time to time prior thereto, the Seller may be free from any Obligations.
(c)No payment or payments made by the Seller, the Guarantor, any other guarantor or any other Person or received or collected by the Buyer from the Seller, the Guarantor, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by the Guarantor in respect of the Obligations or payments received or collected from the Guarantor in respect of the Obligations, remain liable for the Obligations until the Obligations are paid in full and the Program Documents are terminated, subject to the reinstatement provisions of Section 7 hereof.
(d)Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to the Buyer on account of Guarantor’s liability hereunder, Guarantor will notify the Buyer in writing that such payment is made under this Guaranty for such purpose.
3.Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Guarantor hereby irrevocably authorizes the Buyer, without notice to the Guarantor, any such notice being waived by the Guarantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyer to or for the credit or the account of Guarantor, or any part thereof in such amounts as the Buyer may elect, against and on account of the Obligations and liabilities of the Guarantor to the Buyer hereunder and claims of every nature and description of the Buyer against the Guarantor, in any currency, whether arising hereunder or, under the Repurchase Agreement, as the Buyer may elect. The Buyer shall notify the Guarantor promptly of any such set-off and the application made by the Buyer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Buyer under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Buyer may have.
4.Subrogation. Upon making any payment hereunder, Guarantor shall be subrogated to the rights of Buyer against Seller and any collateral for any Obligations with respect to such payment; provided, that Guarantor shall not seek to enforce any right or receive any payment by way of subrogation until all amounts owing to the Buyer by the Seller on account of the Obligations are paid in full and the Repurchase Agreement is terminated; provided, further, that such subrogation rights shall be subordinate in all respects to all amounts owing to Buyer under the Program Documents.
5.Amendments, Etc. with Respect to the Obligations; Waiver of Rights. Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by the Buyer may be rescinded by the Buyer and any of the Obligations continued, and the Obligations or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyer, and the Repurchase Agreement, and the other Program Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Buyer may deem advisable from time to time, and any collateral security, guarantee or right of offset held by the Buyer for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Buyer shall not have any obligation to protect, secure, perfect or insure any lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto. When making any demand hereunder against Guarantor, the Buyer may, but shall be under no obligation to, make a similar demand on the Seller or any other guarantor, and any failure by the Buyer to make any such demand or to collect any payments from the Seller or any such other guarantor or any release of the Seller or such other guarantor shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyer against Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
6.Guaranty Absolute and Unconditional.
(a)Guarantor hereby agrees that its Obligations under this Guaranty constitute a guarantee of payment when due and not of collection. Guarantor waives to the extent permitted by law any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty, the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guaranty; and all dealings between the Seller and the Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.
(b)Guarantor hereby waives to the extent permitted by applicable law promptness, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or the Guaranty with respect to the Obligations.
(c)This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Program Documents, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyer, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Seller against the Buyer, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Seller or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Seller from the Obligations, or of the Guarantor from this Guaranty, in bankruptcy or in any other instance.
(d)When pursuing its rights and remedies hereunder against the Guarantor, the Buyer may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Seller or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Buyer to pursue such other rights or remedies or to collect any payments from the Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Seller or any such other

Person or any such collateral security, guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyer against the Guarantor.
(e)This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Buyer, and its successors, indorsees, transferees and assigns, until all the Obligations under this Guaranty shall have been satisfied by payment in full and the Program Documents shall be terminated, notwithstanding that from time to time prior thereto the Seller may be free from any Obligations.
(f)Guarantor waives, to the fullest extent permitted by applicable law, all defenses of surety to which it may be entitled by statute or otherwise.
7.Financial Covenants. Guarantor shall comply with the financial covenants set forth in clauses (a) through 8(c) of the definition of “Guarantor Financial Covenant Breach” in the Fee Letter.
8.Reinstatement. The Obligations of the Guarantor under this Guaranty, and this Guaranty, shall continue to be effective, or be reinstated, as the case may be, and be continued in full force and effect, if at any time any payment, or any part thereof, of any of the Obligations is rescinded, invalidated, declared fraudulent or preferentially set aside or must otherwise be restored, returned or repaid by the Buyer upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or the Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or the Guarantor or any substantial part of its or their property, or for any other reason, all as though such payments had not been made.
9.Payments. Guarantor hereby guarantees that any payments hereunder will be paid to the Buyer without set-off or counterclaim in U.S. Dollars.
10.Representations and Warranties. The Guarantor hereby represents and warrants as of the Closing Date, each Purchase Date, and on each date a Transaction is outstanding (except as otherwise set forth specifically in a particular representation or warranty):
(a)Guarantor has been duly organized and validly exists in good standing as a corporation under the laws of the state of Maryland. The Guarantor (i) has all requisite power, authority, legal right, licenses and franchises, except where the failure to do so would not cause a Material Adverse Effect, (ii) is otherwise qualified to do business in all jurisdictions necessary, except where the failure to be so qualified would not cause a Material Adverse Effect, and (iii) has been duly authorized by all necessary action on its part, to (X) own, lease and operate its properties and assets, (Y) conduct its business as currently conducted, and (Z) execute, deliver and perform its obligations under the Guaranty.
(b)The Guaranty has been duly executed and delivered by the Guarantor, and, subject to the due execution and delivery by each other party thereto, constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as such enforceability may be limited by Insolvency Laws and general principles of equity. All approvals, authorizations, consents, orders, filings, notices or other actions of any Person or Governmental Authority required for the execution, delivery and performance by the Guarantor of the Guaranty have been obtained, effected, waived or given and are in full force and effect. There is no material litigation, proceeding or investigation pending or, to the knowledge of the Guarantor, threatened, against the Guarantor before any Governmental Authority (a) asserting the invalidity of the Guaranty, (b) seeking to prevent the consummation of the Guaranty, or (c) seeking any determination or ruling that could reasonably be expected to have a Material Adverse Effect.
(c)The Guarantor is Solvent and the Guaranty does not and will not render the Guarantor not Solvent. The Guarantor is not entering into the Guaranty with the intent to hinder, delay or defraud any creditor. The Guarantor will not be left with an unreasonably small amount of capital with which to engage in its business.
(d)The Guarantor has filed all required federal income tax returns and all other material tax returns, required to be filed by each of them and have paid all taxes payable by it, or which have become due, and except for those taxes that are being contested in good faith by appropriate proceedings.
(e)The information, reports, financial statements, exhibits and schedules furnished by or on behalf of the Guarantor in writing to the Buyer in connection with the Program Documents and the Transactions, when taken as a whole, do not, as of the date furnished (or as of the date such information is stated or certified), contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the Closing Date by or on behalf of the Guarantor to the Buyer in connection with the Program Documents and the Transactions will, when taken as a whole with any other written information furnished on or before the date such information is stated or certified, be true, correct and complete in all material respects, on the date as of which such information is stated or certified.
(f)The Guarantor believes that it is and will be able to pay and perform each agreement, duty, obligation and covenant contained in the Guaranty, and that it is not subject to any agreement, obligation, restriction or Requirements of Law which would unduly burden its ability to do so or could reasonably be expected to have a Material Adverse Effect that it has not disclosed to the Buyer. The Guarantor has no knowledge of any actual development, event or other fact that could reasonably be expected to have a Material Adverse Effect.
(g)The consummation of the transactions contemplated by the Guaranty is in the ordinary course of business of the Guarantor, and will not conflict with, result in the breach of or violate any provision of the Governing Documents of the Guarantor or result in the breach of any provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture, loan or credit agreement or other instrument to which the Guarantor is or may be subject to, or result in the violation of any material law, rule, regulation, order, judgment or decree to which the Guarantor is subject, which breach, conflict, default or violation could have a Material Adverse Effect.
(h)Except as otherwise disclosed in writing to the Buyer prior to the date hereof or prior to any Purchase Date, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, or before or by any court, public board or body pending or, to the Guarantor’s knowledge, threatened against the Guarantor to which an unfavorable decision, ruling or finding would materially and adversely affect the validity of the enforceability of the Guaranty, would materially and adversely affect the proceedings of the Guarantor in connection herewith or would or could materially and adversely affect such Guarantor’s ability to carry out its obligations hereunder.

(i)No consent, license, approval or authorization from, or registration, filing or declaration with, any Governmental Authority, is required in connection with the execution, delivery and performance by the Guarantor of the Guaranty, other than any that have heretofore been obtained, given or made.
11.Event of Default. If an Event of Default under the Repurchase Agreement shall have occurred and be continuing, Guarantor agrees that, as between Guarantor and Buyer, the Obligations may be declared to be due for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against Seller and that, in the event of any such declaration (or attempted declaration), the Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.
12.Waiver of Rights. Guarantor hereby waives to the fullest extent permitted by applicable law: (i) notice of or proof of reliance by the Buyer upon this Guaranty or acceptance of this Guaranty and the Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty, and all other dealings between the Seller and Guarantor, on the one hand, and the Buyer, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty; (ii) diligence, presentment, protest, all demands whatsoever, and notice of default or nonpayment with respect to the Obligations; (iii) the filing of claims with any court in case of the insolvency, reorganization or bankruptcy of the Seller; and (iv) any fact, event or circumstance that might otherwise constitute a legal or equitable defense to or discharge of Guarantor, including (but without typifying or limiting this waiver), failure by the Buyer to perfect a security interest in any collateral securing performance of any Obligation or to realize the value of any collateral or other assets which may be available to satisfy any Obligation and any delay by the Buyer in exercising any of its rights hereunder or against the Seller.
13.Notices. All notices, requests and other communications provided for herein (including without limitation any modifications of, or waivers, requests or consents under, this Guaranty) shall be given or made in writing (including without limitation by electronic transmission), in the case of notice to the Buyer or the Seller, at the address specified in Schedule 1 to Annex I.A. to the Repurchase Agreement, or, in the case of notice to the Guarantor, at the “Address for Notices” specified below its name on the signature page hereof; or, as to any party, at such other address as shall be designated by such party in a written notice to each other party. All such communications shall be deemed to have been duly given when transmitted electronically or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.
14.Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
15.Integration. This Guaranty represents the agreement of the Guarantor with respect to the subject matter hereof and thereof and there are no promises or representations by the Buyer relative to the subject matter hereof or thereof not reflected herein or therein.
16.Amendments in Writing; No Waiver; Cumulative Remedies.

(a)     None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Buyer, provided that any provision of this Guaranty may be waived by the Buyer.
(b)The Buyer shall not by any act (except by a written instrument pursuant to clause (a) above), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Buyer, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Buyer of any right or remedy hereunder on any one (1) occasion shall not be construed as a bar to any right or remedy which the Buyer would otherwise have on any future occasion.
(c)The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.
17.Counterparts.    This Guaranty may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Counterparts may be delivered electronically. Facsimile, documents executed, scanned and transmitted electronically and electronic signatures shall be deemed original signatures for purposes of this Guaranty and all matters related thereto, with such facsimile, scanned and electronic signatures having the same legal effect as original signatures. The parties agree that this Guaranty, any addendum or amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Guaranty may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act or the Electronic Signatures and Records Act, as applicable, and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service providers, including but not limited to DocuSign, as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.
18.Section Headings. The section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
19.Successors and Assigns. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Buyer and its successors and assigns. This Guaranty may not be assigned by the Guarantor without the express written consent of the Buyer.
20.Governing Law. THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF, OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

21.SUBMISSION TO JURISDICTION; WAIVERS. THE GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(A)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY AND THE OTHER PROGRAM DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(B)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(C)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE BUYER SHALL HAVE BEEN NOTIFIED; AND
(D)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.
22.WAIVER OF JURY TRIAL. THE GUARANTOR AND THE BUYER HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY, ANY OTHER PROGRAM DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
23.Intent. This Guaranty is intended to constitute a security agreement or other arrangement or other credit enhancement related to the Repurchase Agreement and Transactions thereunder as defined under Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered by its duly authorized officer as of the date first above written.

Guarantor:

ANGEL OAK MORTGAGE, INC.

By: /s/ Brandon Filson
Name: Brandon Filson
Title: Chief Financial Officer and Treasurer

Guarantor’s Address for Notices:
Angel Oak Mortgage, Inc.
3344 Peachtree Road NE, Suite 1725
Atlanta, GA 30326
Attention: Brandon Filson
Phone: 404-953-4726
Email: Brandon.Filson@angeloakreit.com